UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	abrdn Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1. Reports to Stockholders.

abrdn Global Income Fund, Inc. (FCO)
Annual Report
October 31, 2022
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Income Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2022. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.
Total Investment Return1
For the fiscal year ended October 31, 2022, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	-26.36%
Market Price[2]	-37.38%
Blended Benchmark[4]	-18.94%
For more information about Fund performance, please visit the Fund on the web at www.abrdnfco.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2022	$3.98	$4.50	13.07%
10/31/2021	$6.28	$8.35	33.00%
During the fiscal year ended October 31, 2022, the Fund’s NAV traded within a range of $3.88 to $6.30 and the Fund’s market price traded within a range of $4.30 to $8.44. During the fiscal year ended October 31, 2022, the Fund’s shares traded within a range of a premium(+)/discount(-) of 8.00% to 36.80%.
Managed Distribution Policy
Distributions to common shareholders for the  twelve-month period ended October 31, 2022, October 31, 2021 and October 31, 2020, totaled $0.84 per share. Based on the market price of $4.50, $8.35, and $6.80 on October 31, 2022, October 31, 2021 and October 31, 2020, the annualized distribution rate over the twelve-month period ended on each date was 18.7%, 13.4%, and 12.4%, respectively. Based on the NAV of $3.98, $6.28 and $6.55 on October 31, 2022, October 31, 2021 and October 31, 2020, the annualized distribution rate over the twelve-month period ended on each date was 21.1%, 13.4% and 12.8%, respectively. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 9, 2022 and December 9, 2022, the Fund announced that it will pay on November 30, 2022 and January 11, 2023, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 22, 2022 and December 30, 2022, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund’s Board of Directors, unless market conditions require an earlier evaluation.
Revolving Credit Facility
The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and last amended on September 21, 2021 (“Revolving Credit Facility”). The Fund’s outstanding balance on October 31, 2021 was $21,900,000. During the fiscal year, the Fund paid down a net amount of $4,550,000 on the facility. The Fund’s outstanding balance as of

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	Blended Benchmark as defined in Total Investment Return section on Page 3.
abrdn Global Income Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

October 31, 2022 was $17,350,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund’s Revolving Credit Facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2022, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/enus/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Income Fund, Inc.

Report of the Investment Manager  (unaudited)

Market/Economic Review
Government bonds delivered negative returns as U.S. Treasury yields surged to levels not seen since the 2007/08 global financial crisis, with the U.S. curve remaining firmly inverted as the Federal Reserve (Fed) conceded that controlling inflation was likely to require a sustained period of below-trend growth. Central banks around the world raised interest rates increasingly aggressively to try to tame inflation that soared to 40-year highs in the U.S. (9.1%) and U.K. (10.1%) and an all-time high in the eurozone (10.6%). Benchmark yields rose by around 2.5 percentage points in all three core markets as policymakers quickened their pace of tightening to 75bps moves by the end of the period. Markets were further disrupted by Russia’s invasion of Ukraine in February and the UK briefly proposing massive unfunded spending and tax cuts in September.
Risk aversion in a deteriorating economic environment and the steep rise in government yields weighed on returns from emerging market (EM) debt and Asian credit and created volatility1 in high-yield debt. The rapid hikes in U.S. interest rates drove a sharp rally in the dollar that considerably weakened the euro, sterling and yen, with the dollar rally showing some signs of easing only at the end of the period. Shortly after period-end, a combination of U.S. inflation printing below expectations and China announcing an easing of its strict COVID-19 restrictions triggered a sharp rebound in core rates markets.
China led the performance of Asian local currency bonds as its 10-year yield fell by 32bps, significantly outperforming U.S. Treasuries. Benchmark yields elsewhere in Asia rose steeply, although, except for Hong Kong (where the 10-year yield rose by 250bps), Asian bonds outperformed U.S. Treasuries.
The relative performance between core markets and Asian markets is consistent with how much central banks are expected still to have to tighten policy to reach their price stability goals. The Fed, European Central Bank and Bank of England are all expected to have to continue raising rates aggressively into the end of the year. In contrast, central banks in Asia are mostly on much shallower tightening paths, with India, Indonesia and South Korea expected to tighten by less than half as much as their developed-market peers.
The environment in Asia has some other distinct characteristics compared with the U.S. There is far less demand-pull inflation, tightness in labor markets or need to urgently withdraw liquidity2. This is a result of not over-easing and, in the case of South Korea, proactively beginning policy normalisation sooner. Hence, policymakers should reach terminal rates sooner. Inflation in Asia has recently been mixed, continuing to rise in South Korea, Singapore, Philippines and Thailand and easing in India, Indonesia and Malaysia.
Asian credit markets were very weak over the year, with the J.P. Morgan Asian Credit Index (JACI) Diversified returning -17.1%. This was primarily due to the steep rise in U.S. Treasury yields, although spreads also contributed negatively as the index spread widened by 168bps to 370bps. The key themes that weighed on returns were the barrage of Fed rate hikes, rising stress and contagion in the Chinese property sector and a sharp rise in geopolitical tensions following Russia’s invasion of Ukraine.
Outside of Asia, emerging market debt faced a testing 12 months given the sharp rise in U.S. Treasury yields and investor risk aversion in the face of heightened geopolitical and economic risks. Local-currency bonds outperformed hard-currency bonds (those denominated in U.S. dollars) although both were pushed deeply into negative returns territory. Returns were similar across the investment-grade3 and high-yield segments of the market. All index countries delivered negative returns although there was considerable divergence by country, with Lebanon, Pakistan and Sri Lanka performing very weakly and Ukraine the standout laggard. Countries with large funding gaps found it difficult to access markets due to the uncertain macroeconomic environment and increasingly looked to multilateral sources of financing. This saw several governments, such as those in Egypt, Ukraine and Tunisia, needing to seek IMF support as they confront the headwinds of currency volatility and higher inflation. The downbeat tone of the annual IMF meetings in Washington highlights investor concerns over the risks facing highly debt-burdened EM sovereign issuers as global growth forecasts were downgraded and expectations of a recession increased. Another frequent discussion at the meetings surrounded concerns over the potential harsher treatment of private sector creditors in ongoing restructurings.
Developed high-yield markets were volatile over the period as core government bond yields rose sharply and credit spreads widened. Returns fell deeply into negative territory despite bouts of positive sentiment, including at the end of the period, as Russia’s invasion of Ukraine and concerns over U.K. fiscal policy weighed further on sentiment. Following the October rally into the end of the period and

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1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
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2	The degree to which an asset or investment can be easily converted to cash, by sale at a fair price. Liquidity also describes the amount of cash held in a portfolio.
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3	Companies whose bonds are rated as 'investment grade' have a lower chance of defaulting on their debt than those rated as 'non-investment grade'. Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as Investment Grade Bonds.
abrdn Global Income Fund, Inc.	3

Report of the Investment Manager  (unaudited)  (continued)

its continuation into early November, spreads traded modestly wider than their long-term averages.
Performance Review
The abrdn Global Income Fund returned -26.36% on a net asset value4 basis for the year ended October 31, 2022, compared with the Bloomberg Global Aggregate Index return of -20.79% and the -18.94% return of its blended benchmark5 for the same period. While the performance of the Fund’s net asset value includes the impact of leverage6, the performance of the benchmark indices does not.
Rising interest rates, wider credit spreads and significant U.S. dollar strength all contributed to the negative total return for the reporting period. The Fund’s use of leverage magnified the negative impact of the investment returns on the net asset value.
Leverage is used strategically by the Fund to support its income-generating capacity. The Fund continues to benefit from a positive interest rate differential between the interest income on the investment portfolio and the cost of the leverage. The Fund's leverage usage for the fiscal year ranged from 27.8% to 31.5% of average managed assets.
Relative to the Fund’s blended benchmark, the investment portfolio underperformed marginally. The principal driver of negative relative performance was the overweight7 allocation to U.S. dollar-denominated Asian credit markets. An overweight to developed market high-yield markets, notably the U.S. market, contributed positively, partly offsetting some of the negative impacts on relative performance.
During the reporting period, the Fund's performance was negatively impacted by 1.46% due to the use of  the various forms of derivatives. The use of derivatives to hedge the interest rate risk in the portfolio contributed positively, while the use of currency forwards detracted value.
The monthly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ended October 31, 2022, the distributions comprised of net ordinary income and return of capital.
Outlook
Since October, with U.S. inflation printing below expectations and China announcing a long-awaited easing of its strict zero-COVID restrictions, markets have anticipated an improvement in the global macro environment as we head into 2023. We expect that the Fed will pause its policy rate-hiking cycle in the first half of next year as the real policy rate turns positive versus the central bank’s preferred measure of inflation, core personal consumption expenditures (PCE). While the U.S. labour market remains tight, other macro indicators are causing more worry, such as the housing market and the manufacturing sector. As monetary policy8 works with long and variable lags, we suspect the Fed will choose to pause and take stock of the economic impact of its rapid tightening cycle.
We believe this is likely to remove pressure on the U.S. dollar to continue to strengthen and provide policy space for other global central banks to slow their own tightening cycles. We suspect some EM central banks, particularly those in Latin America which started their cycles earlier and have reached very elevated levels of nominal rates, could be the first to start cutting later in the year. In Asia, hiking cycles are likely to continue in the near term, but most central banks are already close to reaching their terminal rates, as markets have largely priced in.
We expect growth in China to pick up during the year although the economy must first navigate the escalation in COVID infections and the inevitable impact on the healthcare system and ultimately mobility. While the recovery will be bumpy, we expect activity to pick up through the year as the population acquires immunity through infections and an acceleration in the vaccination program. Both monetary and fiscal policy are likely to remain supportive through this process although we believe there will eventually be a need to moderate and remove accommodation as the recovery takes hold.
As China emerges from the pandemic, we expect the Asian region to benefit through the sentiment channel, improved trade flows and, eventually, the restoration of tourism flows, which are particularly important for the ASEAN (Association of Southeast Asian Nations) region. We believe an improvement in the domestic environment and better coordinated economic policymaking will provide support for the embattled China credit market, with positive spillovers to Asian credit more broadly. We will continue to seek to take advantage of

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4	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
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5	The Fund’s blended benchmark is composed of 10% ICE Bank of America Merrill Lynch Australian Government Bond Index; 5% ICE Bank of America Merrill Lynch New Zealand Government Bond Index; 25% ICE Bank of America Global High Yield Constrained Index (100% hedged to U.S. dollars); 25% iBoxx Asia Government (U.S. dollar unhedged); 35% J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index.
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6	Usually refers to a fund being exposed by more than 100% of its net asset value to assets or markets; typically resulting from the use of debt or derivatives.
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7	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
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8	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
4	abrdn Global Income Fund, Inc.

Report of the Investment Manager  (unaudited)  (continued)

dislocations in pricing where our fundamental company views differ from those of the market.
We suspect 2023 can also be a better year for U.S. high-yield credit as the U.S. rates environment turns more constructive for the asset class and the U.S. economy bends but does not break. We also expect better performance from EM credit as EM growth is expected to hold up relatively well and market access is likely to improve or be restored for better-quality issuers. While a small handful of sovereign issuers will continue to face external financing challenges, we expect multilateral partners to remain engaged and provide liquidity where macro policies are judged to be sound and public debt to be sustainable.
While the outlook is still characterised by risks such as economic slowdown in the U.S. and developed markets, hiccups along China’s reopening path and geopolitics, we judge that many of these challenges are already known to markets and have been adequately priced in. We believe three factors will underpin support for global bond markets in 2023: a more stable global macro environment; inexpensive valuations in currencies, domestic rates and credit; and light positioning as global investors moved underweight9 the asset class this year.
Loan Facilities and the Use of Leverage
The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”). The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.
Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets. Under the Fund's loan facilities, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on a reference rate such as the London Interbank Offered Rate (“LIBOR”), European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) or Secured Overnight Financing Rate (“SOFR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one of these rates as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct

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9	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
abrdn Global Income Fund, Inc.	5

Report of the Investment Manager  (unaudited)  (concluded)

Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, for US dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). See LIBOR Risk for additional details in the Notes to Financial Statements.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Asia-Pacific region, which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.
Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase) and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services).
abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited)

6	abrdn Global Income Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark and a blended benchmark for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2022.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-26.36%	-9.40%	-4.91%	-2.16%
Market Price	-37.38%	-7.84%	-2.10%	-1.10%
Blended Benchmark*	-18.94%	-4.50%	-1.01%	1.40%
Bloomberg Global Aggregate Index[1]	-20.79%	-6.16%	-9.60%	-3.10%

*	The blended benchmark is summarized in the table below:

Constituent Index	Weight
ICE Bank of America Merrill Lynch Australian Government Bond Index[2]	10.0%
ICE Bank of America Merrill Lynch New Zealand Government Bond Index[3]	5.0%
iBoxx Asia Government (U.S. dollar unhedged)[4]	25.0%
J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index[5]	35.0%
ICE Bank of America Global High Yield Constrained Index[6]	25.0%
Performance of a $10,000 Investment (as of October 31, 2022)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
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[1]	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
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[2]	The ICE Bank of America Merrill Lynch Australian Government Bond Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
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[3]	The ICE Bank of America Merrill Lynch New Zealand Government Bond Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
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[4]	The iBoxx Asia Government (U.S. dollar unhedged) tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 11 Asian countries/territories.
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[5]	The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed rate, domestic currency government bonds.
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[6]	The ICE Bank of America Global High Yield Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
abrdn Global Income Fund, Inc.	7

Total Investment Return  (unaudited)  (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended October 31, 2022. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnfco.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2022 was 3.18%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2022 was 3.11%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2022 was 2.25%.
8	abrdn Global Income Fund, Inc.

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of October 31, 2022

Quality of Investments(1)
As at October 31, 2022, 9.2% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. ("Moody's")  or Fitch Ratings, Inc. (“Fitch”) or, if unrated, was judged to be of equivalent quality by abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited) (the “Investment Manager”). The following table shows the ratings of securities held by the Fund as at October 31, 2022, compared with April 30, 2022 and October 31, 2021:
Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba %	B %	CCC/CC/C %	D %	NR %
October 31, 2022	1.7	2.6	4.9	11.9	34.9	24.1	6.2	0.2	13.5
April 30, 2022	1.8	2.4	3.1	9.6	34.3	27.9	7.1	0.2	13.6
October 31, 2021	3.1	1.2	1.6	13.0	28.0	35.6	8.1	0.0	9.4
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
Geographic Composition
The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as at October 31, 2022, compared with April 30, 2022 and October 31, 2021:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2022	51.3	22.2	26.5
April 30, 2022	49.8	19.7	30.5
October 31, 2021	44.3	20.1	35.6
Currency Composition
The table below shows the currency composition of the Fund’s total investments as of October 31, 2022, compared with April 30, 2022 and October 31, 2021:
Date	Developing Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2022	82.8	12.8	4.4
April 30, 2022	77.8	15.1	7.1
October 31, 2021	79.6	14.3	6.1
abrdn Global Income Fund, Inc.	9

Portfolio Composition  (as a percentage of net assets) (unaudited)  (concluded)
As of October 31, 2022

Maturity Composition
The average maturity of the Fund’s total investments was 9.4 years at October 31, 2022, compared with 11.4 years at April 30, 2022, and 11.6 years at October 31, 2021. The following table shows the maturity composition of the Fund’s investments as at October 31, 2022, compared with April 30, 2022 and October 31, 2021:
Date	Under 3 Years %	Under 3 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2022	26.0	17.4	35.0	21.6
April 30, 2022	20.3	19.0	34.6	26.1
October 31, 2021	14.3	24.8	36.2	24.7
Modified Duration
As of October 31, 2022, the modified duration* of the Fund was 6.4 years.
*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
10	abrdn Global Income Fund, Inc.

Summary of Key Rates  (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2022 compared to April 30, 2022 and October 31, 2021.
		Oct–22	Apr–22	Oct-21
Australia	90 day Bank Bills	3.09%	0.70%	0.08%
	10 yr bond	3.14%	1.83%	0.58%
	currency local per 1USD	$1.56	$1.41	$1.33
New Zealand	90 day Bank Bills	4.10%	1.97%	0.80%
	10 yr bond	4.19%	3.64%	2.64%
	currency local per 1USD	$1.72	$1.54	$1.40
Malaysia	3-month T-Bills	2.71%	1.80%	1.78%
	10 yr bond	4.37%	4.38%	3.58%
	currency local per 1USD	RM4.73	RM4.35	RM4.14
India	3-month T-Bills	6.42%	4.04%	3.52%
	10 yr bond	7.45%	7.14%	6.39%
	currency local per 1USD	₹82.78	₹76.44	₹74.88
Indonesia	3 months deposit rate	3.55%	3.26%	3.50%
	10 yr bond	7.51%	6.97%	6.03%
	currency local per 1USD	Rp15,597.50	Rp14,497.00	Rp14,167.50
Russia	Zero Cpn 3m	7.48%	13.09%	7.46%
	10 yr bond	15.99%	15.99%	8.22%
	currency local per 1USD	₽61.70	₽70.83	₽70.96
USD Denominated Bonds	Mexico (3 months)	6.48%	5.00%	3.08%
	Indonesia (3 months)	5.88%	4.01%	2.20%
	Argentina (3 months)	23.20%	23.20%	23.20%
	Romania (3 months)	5.49%	3.45%	1.36%

abrdn Global Income Fund, Inc.	11

Portfolio of Investments
As of October 31, 2022

Shares or Principal Amount		Value
CORPORATE BONDS—87.4%
AUSTRALIA—1.2%
Australia & New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$200,000	$ 191,542
Mineral Resources Ltd., 8.00%, 11/01/2027(a)(c)	320,000	314,787
Total Australia		506,329
BAHRAIN—0.6%
Oil & Gas Holding Co. BSCC, 7.63%, 11/07/2024(a)	260,000	257,452
BARBADOS—0.4%
Sagicor Financial Co. Ltd., 5.30%, 05/13/2028(a)(c)	210,000	192,045
BRAZIL—1.9%
Banco do Brasil SA, (fixed rate to 04/15/2024, variable rate thereafter), 6.25%, 04/15/2024(a)(b)	620,000	544,862
BRF SA, 5.75%, 09/21/2050(a)(c)	200,000	134,512
Guara Norte Sarl, 5.20%, 06/15/2034(a)(d)	187,230	146,742
Total Brazil		826,116
CANADA—1.4%
Enerflex Ltd., 9.00%, 10/15/2027(a)(c)	127,000	123,546
GFL Environmental, Inc.
5.13%, 12/15/2026(a)(c)	119,000	113,274
4.75%, 06/15/2029(a)(c)	78,000	67,983
NOVA Chemicals Corp., 4.25%, 05/15/2029(a)(c)	103,000	84,000
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2082(a)(c)	124,000	108,564
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)(c)	125,000	102,187
Total Canada		599,554
CHILE—1.0%
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/2031(a)(c)	330,000	279,929
Empresa Nacional del Petroleo, 3.45%, 09/16/2031(a)(c)	200,000	155,452
Total Chile		435,381
CHINA—2.6%
China Evergrande Group, 8.75%, 06/28/2025(a)(c)(e)(f)	200,000	7,250
China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	200,000	185,000
Huarong Finance II Co. Ltd.
5.50%, 01/16/2025(a)	619,000	523,055
5.00%, 11/19/2025(a)	200,000	158,970
Kaisa Group Holdings Ltd., 11.95%, 11/12/2023(a)(c)(e)(f)	200,000	12,500
Logan Group Co. Ltd.
7.50%, 08/25/2022(a)(c)(e)(f)	200,000	15,045
6.50%, 07/16/2023(a)(c)(e)(f)	200,000	14,612
	Shares or Principal Amount		Value
Shandong Iron And Steel Xinheng International Co., Ltd., 6.50%, 11/05/2023(a)		$200,000	$ 196,000
Sunac China Holdings Ltd., 6.80%, 10/20/2024(a)(c)(e)(f)		200,000	11,527
Zhenro Properties Group Ltd., 6.63%, 01/07/2026(a)(c)(e)(f)		200,000	6,000
Total China			1,129,959
COLOMBIA—1.1%
Bancolombia SA, (Fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2029(c)		200,000	162,500
Ecopetrol SA, 5.38%, 06/26/2026(c)		351,000	318,919
Total Colombia			481,419
DOMINICAN REPUBLIC—0.4%
AES Andres BV, 5.70%, 05/04/2028(a)(c)		202,000	162,423
ECUADOR—0.4%
International Airport Finance SA, 12.00%, 03/15/2033(a)(c)(d)		195,594	169,189
FRANCE—0.9%
Altice France SA, 5.88%, 02/01/2027(a)(c)	EUR	100,000	85,607
BNP Paribas SA, (Fixed rate to 02/25/2030,variable rate thereafter), 4.50%, 02/25/2030(a)(b)		$200,000	139,490
Chrome Bidco SASU, 3.50%, 05/31/2028(a)(c)	EUR	130,000	103,756
Electricite de France SA, (fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(b)		100,000	84,001
Total France			412,854
GEORGIA—0.5%
Bank of Georgia JSC, 6.00%, 07/26/2023(a)		$200,000	199,452
GERMANY—2.3%
CT Investment GmbH, 5.50%, 04/15/2026(a)(c)	EUR	100,000	81,129
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(b)	GBP	100,000	95,758
Gruenenthal GmbH, 3.63%, 11/15/2026(a)(c)	EUR	100,000	87,631
HT Troplast GmbH, 9.25%, 07/15/2025(a)(c)		100,000	85,968
Nidda Healthcare Holding GmbH, 3.50%, 09/30/2024(a)(c)		152,000	140,390
PrestigeBidCo GmbH, 3 mo. Euribor + 6.000%, 7.38%, 07/15/2027(a)(c)(g)		109,000	98,313
Schaeffler AG
2.88%, 03/26/2027(a)(c)		60,000	52,085
3.38%, 10/12/2028(a)(c)		100,000	83,499
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/2025(a)(c)		106,000	96,586
TK Elevator Midco GmbH, 4.38%, 07/15/2027(a)(c)		100,000	83,547
ZF Europe Finance BV, 2.50%, 10/23/2027(a)(c)		100,000	79,522
Total Germany			984,428

12	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2022

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
GHANA—0.5%
Tullow Oil PLC, 7.00%, 03/01/2025(a)(c)		$362,000	$ 235,300
HONDURAS—0.4%
Inversiones Atlantida SA, 7.50%, 05/19/2026(a)(c)		200,000	178,994
HONG KONG—1.1%
AIA Group Ltd., 5.63%, 10/25/2027(a)(c)		500,000	492,611
INDIA—4.1%
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(a)		420,000	379,680
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)		200,000	191,260
HDFC Bank Ltd., 8.10%, 03/22/2025(a)	INR	30,000,000	356,188
India Green Power Holdings, 4.00%, 02/22/2027(a)(c)(d)		$200,000	150,009
Indiabulls Housing Finance Ltd. Series 6-B, 9.00%, 09/26/2026	INR	50,000,000	521,984
REC Ltd., 5.25%, 11/13/2023(a)		$200,000	198,464
Total India			1,797,585
INDONESIA—1.5%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/2026(a)(c)		200,000	177,618
Medco Platinum Road Pte Ltd., 6.75%, 01/30/2025(a)(c)		200,000	191,000
Perusahaan Perseroan Persero PT, Perusahaan Listrik Negara, 5.25%, 10/24/2042(a)		400,000	290,778
Total Indonesia			659,396
ISRAEL—1.0%
Energean Israel Finance Ltd., 4.88%, 03/30/2026(a)(c)		192,000	172,320
Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 01/31/2025(c)		276,000	273,480
Total Israel			445,800
KAZAKHSTAN—1.7%
KazMunayGas National Co. JSC
3.50%, 04/14/2033(a)(c)		200,000	134,136
5.75%, 04/19/2047(a)		870,000	598,066
Total Kazakhstan			732,202
KUWAIT—0.4%
MEGlobal Canada ULC, 5.00%, 05/18/2025(a)(c)		200,000	193,250
LUXEMBOURG—1.9%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/2026(a)(c)	EUR	100,000	84,368
Altice Financing SA, 5.75%, 08/15/2029(a)(c)		$204,000	160,091
Altice France Holding SA
8.00%, 05/15/2027(a)(c)	EUR	100,000	71,895
10.50%, 05/15/2027(a)(c)		$200,000	155,854
Cidron Aida Finco Sarl, 6.25%, 04/01/2028(a)(c)	GBP	100,000	87,214
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)(c)	EUR	100,000	81,867
	Shares or Principal Amount		Value
LHMC Finco 2 Sarl PIK, 7.25%, 10/02/2025(a)(c)(h)	EUR	4,679	$ 3,947
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)(c)		200,000	173,220
Total Luxembourg			818,456
MEXICO—3.2%
BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/18/2033(a)(c)		$470,000	380,142
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)(c)		200,000	133,776
Petroleos Mexicanos
7.19%, 09/12/2024(a)(c)	MXN	4,200,000	192,006
7.19%, 09/12/2024(a)(c)		3,378,800	154,465
7.69%, 01/23/2050(c)		$530,000	345,279
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)(c)		210,000	173,908
Total Mexico			1,379,576
MOROCCO—0.5%
Vivo Energy Investments BV 144A, 5.13%, 09/24/2027(a)(c)		255,000	228,225
NETHERLANDS—1.3%
Lincoln Financing SARL
3.63%, 04/01/2024(a)(c)	EUR	139,000	132,971
3 mo. Euribor + 3.875%, 5.04%, 04/01/2024(a)(c)(g)		100,000	97,639
Nobel Bidco BV, 3.13%, 06/15/2028(a)(c)		100,000	58,307
OCI NV, 3.63%, 10/15/2025(a)(c)		90,000	86,937
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(b)(c)(i)		60,000	55,947
Summer BidCo BV PIK, 9.00%, 11/15/2025(a)(c)(h)		104,875	76,567
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)(c)		100,000	72,883
Total Netherlands			581,251
NIGERIA—2.4%
Access Bank PLC, 6.13%, 09/21/2026(a)(c)		$216,000	157,680
BOI Finance BV, 7.50%, 02/16/2027(a)(c)	EUR	196,000	147,210
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)(c)		$230,000	177,532
SEPLAT Energy PLC, 7.75%, 04/01/2026(a)(c)		297,000	231,096
United Bank for Africa PLC, 6.75%, 11/19/2026(a)(c)		380,000	321,100
Total Nigeria			1,034,618
OMAN—0.5%
Oztel Holdings SPC Ltd. 144A, 6.63%, 04/24/2028(a)(c)		230,000	225,303
PERU—0.3%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)(c)		200,000	128,286
PHILIPPINES—1.0%
International Container Terminal Services, Inc., 4.75%, 06/17/2030(a)(c)		260,000	224,510
Manila Water Co., Inc., 4.38%, 07/30/2030(a)(c)		243,000	205,456
Total Philippines			429,966

abrdn Global Income Fund, Inc.	13

Portfolio of Investments   (continued)
As of October 31, 2022

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
RUSSIA—0.0%
Home Credit & Finance Bank OOO Via Eurasia Capital SA, (fixed rate to 02/07/2025, variable rate thereafter), 8.80%, 02/07/2025(a)(b)(c)(e)(j)(k)		$200,000	$ –
Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)(e)(j)(k)		250,000	–
Total Russia			–
SAUDI ARABIA—3.3%
Saudi Arabian Oil Co., 2.88%, 04/16/2024(a)(c)		1,492,000	1,437,867
SINGAPORE—1.3%
DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2028(a)(c)		200,000	197,024
Puma International Financing SA, 5.00%, 01/24/2026(a)(c)		210,000	186,375
Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)(c)		210,000	192,150
Total Singapore			575,549
SOUTH AFRICA—2.4%
Eskom Holdings SOC Ltd.
7.13%, 02/11/2025(a)(c)		210,000	196,098
0.00%, 12/31/2032(c)(f)(l)	ZAR	25,650,000	255,540
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)(c)		$446,000	307,740
Sasol Financing USA LLC, 5.50%, 03/18/2031(c)		400,000	299,588
Total South Africa			1,058,966
SPAIN—0.8%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(b)		200,000	178,652
Cirsa Finance International Sarl, 6.25%, 12/20/2023(a)(c)	EUR	101,901	100,438
Lorca Telecom Bondco SA, 4.00%, 09/18/2027(a)(c)		100,000	86,691
Total Spain			365,781
SWEDEN—0.4%
Intrum AB, 4.88%, 08/15/2025(a)(c)		100,000	89,068
Verisure Holding AB, 3.88%, 07/15/2026(a)(c)		100,000	88,175
Total Sweden			177,243
SWITZERLAND—0.9%
Consolidated Energy Finance SA, 5.63%, 10/15/2028(a)(c)		$150,000	125,953
Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)		200,000	168,000
Dufry One BV, 2.50%, 10/15/2024(a)(c)	EUR	100,000	94,378
Total Switzerland			388,331
TANZANIA—0.4%
HTA Group Ltd., 7.00%, 12/18/2025(a)(c)		$200,000	175,000
	Shares or Principal Amount		Value
TRINIDAD—0.7%
Heritage Petroleum Co Ltd, 9.00%, 08/12/2029(a)(c)		$291,000	$ 306,132
TURKEY—0.4%
Akbank TAS, 6.80%, 04/27/2028(a)(c)		200,000	179,482
UKRAINE—0.5%
Kernel Holding SA, 6.75%, 10/27/2027(a)(c)(f)		206,000	65,714
MHP Lux SA, 6.95%, 04/03/2026(a)(c)(f)		218,000	97,446
NPC Ukrenergo, 6.88%, 11/09/2028(a)(c)(e)(f)		200,000	28,808
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2024(a)(c)(e)(f)		200,000	36,000
Total Ukraine			227,968
UNITED ARAB EMIRATES—0.4%
MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)(c)		200,000	183,360
UNITED KINGDOM—3.1%
Bellis Acquisition Co. PLC, 4.50%, 02/16/2026(a)(c)	GBP	124,000	119,634
eG Global Finance PLC, 6.25%, 10/30/2025(a)(c)	EUR	125,000	106,546
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)(c)		$200,000	197,436
Jerrold Finco PLC, 4.88%, 01/15/2026(a)(c)	GBP	100,000	94,324
Phoenix Group Holdings PLC, 6.63%, 12/18/2025(a)(c)		150,000	167,276
Pinewood Finance Co. Ltd., 3.25%, 09/30/2025(a)(c)		100,000	99,772
Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)(c)		$200,000	197,634
TalkTalk Telecom Group Ltd., 3.88%, 02/20/2025(a)(c)	GBP	100,000	90,597
Very Group Funding PLC, 6.50%, 08/01/2026(a)(c)		125,000	97,120
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)(c)		200,000	183,201
Total United Kingdom			1,353,540
UNITED STATES—35.8%
Academy Ltd., 6.00%, 11/15/2027(a)(c)		$169,000	158,649
ACI Worldwide, Inc., 5.75%, 08/15/2026(a)(c)		229,000	217,550
Adams Homes, Inc., 7.50%, 02/15/2025(a)(c)		163,000	131,874
Adient Global Holdings Ltd., 3.50%, 08/15/2024(a)(c)	EUR	118,000	109,891
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(a)(c)		$59,000	57,017
Affinity Gaming, 6.88%, 12/15/2027(a)(c)		182,000	151,925
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(a)(c)		70,000	55,633
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2029(a)(c)		148,000	128,209
Ball Corp.
2.88%, 08/15/2030(c)		425,000	330,055
3.13%, 09/15/2031(c)		34,000	26,034

14	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2022

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Berry Global, Inc., 4.50%, 02/15/2026(a)(c)	$139,000	$ 129,270
Boeing Co., 5.15%, 05/01/2030(c)	116,000	107,182
Builders FirstSource, Inc., 4.25%, 02/01/2032(a)(c)	110,000	88,022
Carnival Corp.
10.50%, 02/01/2026(a)(c)	64,000	62,717
6.00%, 05/01/2029(a)(c)	56,000	37,143
CCM Merger, Inc., 6.38%, 05/01/2026(a)(c)	151,000	137,733
CCO Holdings LLC / CCO Holdings Capital Corp.
5.38%, 06/01/2029(a)(c)	38,000	33,948
4.25%, 02/01/2031(a)(c)	99,000	78,210
4.75%, 02/01/2032(a)(c)	63,000	50,403
4.25%, 01/15/2034(a)(c)	486,000	357,210
Cedar Fair LP, 5.25%, 07/15/2029(c)	74,000	65,121
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2028(c)	70,000	65,590
Celanese US Holdings LLC
6.17%, 07/15/2027(c)	86,000	81,140
6.38%, 07/15/2032(c)	36,000	32,756
Centene Corp.
4.25%, 12/15/2027(c)	23,000	21,218
4.63%, 12/15/2029(c)	39,000	35,295
3.38%, 02/15/2030(c)	233,000	193,576
Cheniere Energy Partners LP
4.50%, 10/01/2029(c)	189,000	166,878
4.00%, 03/01/2031(c)	64,000	53,957
Cheniere Energy, Inc., 4.63%, 10/15/2028(c)	145,000	133,762
Chesapeake Energy Corp., 6.75%, 04/15/2029(a)(c)	151,000	147,900
Cimpress PLC, 7.00%, 06/15/2026(a)(c)	160,000	95,600
Clean Harbors, Inc.
4.88%, 07/15/2027(a)(c)	233,000	219,262
5.13%, 07/15/2029(a)(c)	16,000	14,835
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029(a)(c)	17,000	16,140
8.75%, 04/15/2030(a)(c)	22,000	19,333
CNX Resources Corp., 7.38%, 01/15/2031(a)(c)	96,000	95,296
Coinbase Global, Inc.
3.38%, 10/01/2028(a)(c)	104,000	67,976
3.63%, 10/01/2031(a)(c)	97,000	57,437
Condor Merger Sub, Inc., 7.38%, 02/15/2030(a)(c)	124,000	102,557
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)(c)	37,000	33,328
6.50%, 10/15/2028(a)(c)	104,000	91,799
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(a)(c)	87,000	54,375
CSC Holdings LLC, 5.75%, 01/15/2030(a)(c)	200,000	153,000
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)(c)	162,000	155,925
	Shares or Principal Amount		Value
Encompass Health Corp., 4.63%, 04/01/2031(c)		$202,000	$ 166,650
Encore Capital Group, Inc., 4.88%, 10/15/2025(a)(c)	EUR	100,000	90,519
EnLink Midstream LLC, 6.50%, 09/01/2030(a)(c)		$118,000	115,935
Ford Motor Co.
6.63%, 10/01/2028(c)		44,000	43,403
9.63%, 04/22/2030(c)		243,000	271,261
Ford Motor Credit Co. LLC, 4.54%, 03/06/2025(c)	GBP	211,000	223,026
Frontier Communications Holdings LLC
6.00%, 01/15/2030(a)(c)		$101,000	78,982
8.75%, 05/15/2030(a)(c)		83,000	84,764
GCI LLC, 4.75%, 10/15/2028(a)(c)		83,000	69,878
General Motors Financial Co., Inc., 5.00%, 04/09/2027(c)		89,000	84,112
GLP Capital LP / GLP Financing II, Inc., 5.38%, 11/01/2023(c)		90,000	88,987
GLP Capital, LP/GLP Financing II, Inc. REIT, 5.75%, 06/01/2028(c)		137,000	127,088
Goodyear Europe BV, 2.75%, 08/15/2028(a)(c)	EUR	116,000	91,791
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/2025(c)		$230,000	239,024
5.00%, 07/15/2029(c)		120,000	104,058
GoTo Group, Inc., 5.50%, 09/01/2027(a)(c)		134,000	77,685
Graphic Packaging International LLC, 3.75%, 02/01/2030(a)(c)		463,000	398,069
HCA, Inc.
5.88%, 02/15/2026(c)		114,000	112,899
5.63%, 09/01/2028(c)		337,000	323,747
Hess Midstream Operations LP
5.63%, 02/15/2026(a)(c)		57,000	55,904
4.25%, 02/15/2030(a)(c)		251,000	214,643
5.50%, 10/15/2030(a)(c)		20,000	18,044
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/2029(a)(c)		150,000	137,250
Howmet Aerospace, Inc.
6.88%, 05/01/2025(c)		7,000	7,155
3.00%, 01/15/2029(c)		370,000	307,981
5.95%, 02/01/2037(c)		76,000	69,620
Hyundai Capital America, 6.38%, 04/08/2030(a)(c)		200,000	194,894
International Game Technology PLC, 3.50%, 06/15/2026(a)(c)	EUR	179,000	166,911
IQVIA, Inc., 1.75%, 03/15/2026(a)(c)		125,000	113,030
Iron Mountain, Inc.
5.25%, 03/15/2028(a)(c)		$140,000	128,800
5.00%, 07/15/2028(a)(c)		23,000	20,576
4.88%, 09/15/2029(a)(c)		60,000	51,585
5.25%, 07/15/2030(a)(c)		122,000	105,263
ITT Holdings LLC, 6.50%, 08/01/2029(a)(c)		179,000	143,827
JPMorgan Chase & Co. Series CC, (fixed rate to 11/01/2022, variable rate thereafter), 7.02%, 02/01/2023(b)		180,000	173,178
JPMorgan Chase Bank NA, 11.67%, 11/27/2023(a)(c)(f)	UAH	10,041,000	100,596
Lennar Corp., 4.88%, 12/15/2023(c)		$280,000	277,328

abrdn Global Income Fund, Inc.	15

Portfolio of Investments   (continued)
As of October 31, 2022

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Lumen Technologies, Inc., 4.50%, 01/15/2029(a)(c)	$124,000	$ 87,414
Macy's Retail Holdings LLC
5.88%, 04/01/2029(a)(c)	139,000	120,047
5.88%, 03/15/2030(a)(c)	3,000	2,519
6.13%, 03/15/2032(a)(c)	9,000	7,478
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)(c)	102,000	71,879
Marriott Ownership Resorts, Inc., 4.50%, 06/15/2029(a)(c)	13,000	10,884
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(a)(c)	48,000	43,205
MGM Resorts International, 5.75%, 06/15/2025(c)	113,000	109,610
Michaels Cos., Inc., 5.25%, 05/01/2028(a)(c)	96,000	68,173
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027(a)(c)	77,000	70,159
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030(a)(c)	148,000	114,157
NCL Corp. Ltd.
5.88%, 02/15/2027(a)(c)	115,000	102,637
7.75%, 02/15/2029(a)(c)	69,000	54,967
NCL Finance Ltd., 6.13%, 03/15/2028(a)(c)	21,000	16,328
Netflix, Inc.,
5.88%, 11/15/2028(c)	95,000	94,287
6.38%, 05/15/2029(c)	63,000	64,252
4.88%, 06/15/2030(a)(c)	27,000	25,002
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)(c)	87,000	75,690
Novelis Corp.
3.25%, 11/15/2026(a)(c)	66,000	57,766
4.75%, 01/30/2030(a)(c)	54,000	45,875
3.88%, 08/15/2031(a)(c)	28,000	21,692
NRG Energy, Inc.
3.38%, 02/15/2029(a)(c)	15,000	12,495
5.25%, 06/15/2029(a)(c)	134,000	121,605
3.63%, 02/15/2031(a)(c)	137,000	109,020
3.88%, 02/15/2032(a)(c)	68,000	53,615
Occidental Petroleum Corp.
5.50%, 12/01/2025(c)	26,000	26,078
5.55%, 03/15/2026(c)	22,000	22,330
6.38%, 09/01/2028(c)	43,000	43,643
6.63%, 09/01/2030(c)	46,000	47,843
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.50%, 06/01/2025(a)(c)	29,000	29,073
4.88%, 05/15/2029(a)(c)	82,000	69,921
Perrigo Finance Unlimited Co., 4.40%, 06/15/2030(c)	200,000	167,128
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(a)(c)	167,000	109,898
Post Holdings, Inc.
5.63%, 01/15/2028(a)(c)	175,000	163,607
5.50%, 12/15/2029(a)(c)	120,000	107,990
Shares or Principal Amount		Value
Rattler Midstream LP, 5.63%, 07/15/2025(a)(c)	$97,000	$ 99,729
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(a)(c)	33,000	35,540
3.70%, 03/15/2028(c)	136,000	98,600
Sabre GLBL, Inc., 7.38%, 09/01/2025(a)(c)	94,000	88,236
Sealed Air Corp.
5.00%, 04/15/2029(a)(c)	72,000	65,675
6.88%, 07/15/2033(a)(c)	76,000	72,792
Sirius XM Radio, Inc., 5.50%, 07/01/2029(a)(c)	228,000	210,284
Six Flags Entertainment Corp., 5.50%, 04/15/2027(a)(c)	116,000	104,400
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)(c)	105,000	106,027
Southwestern Energy Co., 4.75%, 02/01/2032(c)	170,000	146,744
Staples, Inc., 7.50%, 04/15/2026(a)(c)	145,000	125,944
Starwood Property Trust, Inc., 3.63%, 07/15/2026(a)(c)	128,000	111,360
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)(c)	191,000	156,620
Tempur Sealy International, Inc., 3.88%, 10/15/2031(a)(c)	123,000	92,356
Tenet Healthcare Corp.
4.63%, 07/15/2024(c)	127,000	123,825
6.13%, 06/15/2030(a)(c)	66,000	60,927
T-Mobile USA, Inc., 3.50%, 04/15/2031(c)	312,000	262,332
Travel & Leisure Co.
5.65%, 04/01/2024(c)	115,000	113,115
4.63%, 03/01/2030(a)(c)	25,000	20,180
Turning Point Brands, Inc., 5.63%, 02/15/2026(a)(c)	108,000	94,411
Univision Communications, Inc.
6.63%, 06/01/2027(a)(c)	97,000	95,787
7.38%, 06/30/2030(a)(c)	22,000	21,285
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)(c)	73,000	62,598
4.13%, 08/15/2031(a)(c)	145,000	123,617
3.88%, 11/01/2033(a)(c)	98,000	78,645
Viatris, Inc., 2.70%, 06/22/2030(c)	258,000	192,972
Viking Cruises Ltd., 13.00%, 05/15/2025(a)(c)	65,000	69,875
Viper Energy Partners LP, 5.38%, 11/01/2027(a)(c)	44,000	41,385
Virtusa Corp., 7.13%, 12/15/2028(a)(c)	98,000	70,298
Vistra Operations Co. LLC, 4.38%, 05/01/2029(a)(c)	126,000	107,765
VM Consolidated, Inc., 5.50%, 04/15/2029(a)(c)	123,000	107,373
Weatherford International Ltd., 8.63%, 04/30/2030(a)(c)	97,000	91,422
Western Midstream Operating LP
3.95%, 06/01/2025(c)	142,000	134,656
4.65%, 07/01/2026(c)	84,000	79,590
Wolverine World Wide, Inc., 4.00%, 08/15/2029(a)(c)	218,000	172,220
Total United States		15,688,046

16	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2022

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
ZAMBIA—0.5%
First Quantum Minerals Ltd., 7.50%, 04/01/2025(a)(c)		$230,000	$ 223,100
Total Corporate Bonds			38,257,785
GOVERNMENT BONDS—39.7%
ANGOLA—1.2%
Republic of Angola Government Bond, 9.13%, 11/26/2049(a)(c)		676,000	508,352
ARGENTINA—0.9%
Argentine Republic Government International Bond
1.00%, 07/09/2029(c)(d)		71,292	14,618
1.50%, 07/09/2035(c)(d)(i)		449,075	89,129
3.88%, 01/09/2038(c)(d)(i)		144,600	37,413
1.50%, 07/09/2046(c)(d)(i)		1,293,010	262,405
Total Argentina			403,565
AUSTRALIA—3.9%
Australia Government Bond Series 154, 2.75%, 11/21/2029(a)(c)	AUD	1,700,000	1,029,114
Queensland Treasury Corp., 3.50%, 08/21/2030(a)(c)		1,100,000	667,403
Total Australia			1,696,517
BAHRAIN—1.5%
Bahrain Government International Bond,
4.25%, 01/25/2028(a)(c)		$390,000	340,275
5.45%, 09/16/2032(a)(c)		229,000	184,503
6.25%, 01/25/2051(a)(c)		210,000	147,694
Total Bahrain			672,472
BELARUS—0.1%
Republic of Belarus Ministry of Finance, 5.88%, 02/24/2026(a)(c)(e)(f)		200,000	41,000
BRAZIL—4.8%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2027(c)	BRL	2,076,000	381,649
10.00%, 01/01/2029(c)		7,434,000	1,335,160
Brazilian Government International Bond, 7.13%, 01/20/2037(c)		$370,000	368,890
Total Brazil			2,085,699
COLOMBIA—1.2%
Colombia Government International Bond
9.85%, 06/28/2027(c)	COP	2,385,000,000	416,983
5.20%, 05/15/2049(c)		$200,000	121,259
Total Colombia			538,242
DOMINICAN REPUBLIC—2.2%
Dominican Republic International Bond
5.50%, 02/22/2029(a)(c)		200,000	174,627
5.88%, 01/30/2060(a)(c)		1,230,000	807,812
Total Dominican Republic			982,439
ECUADOR—0.6%
Ecuador Government International Bond
0.00%, 07/31/2030(a)(c)(d)(l)		81,542	25,346
5.50%, 07/31/2030(a)(c)(d)(i)		279,300	148,296
VRN, 1.50%, 07/31/2040(a)(c)(d)(i)		261,500	86,340
Total Ecuador			259,982
	Shares or Principal Amount		Value
EGYPT—1.5%
Egypt Government International Bond
7.60%, 03/01/2029(a)(c)		$405,000	$ 290,053
7.63%, 05/29/2032(a)(c)		200,000	128,105
7.90%, 02/21/2048(a)(c)		426,000	240,387
Total Egypt			658,545
GEORGIA—0.6%
Georgia Government International Bond, 2.75%, 04/22/2026(a)(c)		306,000	259,263
GHANA—0.2%
Ghana Government International Bond, 7.63%, 05/16/2029(a)(c)(d)		385,000	107,800
INDONESIA—7.2%
Indonesia Government International Bond
3.50%, 01/11/2028(c)		650,000	595,024
7.75%, 01/17/2038(a)(c)		100,000	110,500
3.70%, 10/30/2049(c)		1,180,000	823,048
Indonesia Treasury Bond
Series FR63, 5.63%, 05/15/2023(c)	IDR	2,600,000,000	166,793
Series FR77, 8.13%, 05/15/2024(c)		14,800,000,000	966,158
Series FR81, 6.50%, 06/15/2025(c)		780,000,000	49,464
Series FR82, 7.00%, 09/15/2030(c)		341,000,000	21,172
Series FR83, 7.50%, 04/15/2040(c)		6,535,000,000	412,400
Total Indonesia			3,144,559
IRAQ—1.6%
Iraq International Bond
6.75%, 03/09/2023(a)(c)		$400,000	393,000
5.80%, 01/15/2028(a)(c)		171,875	146,014
5.80%, 01/15/2028(a)(c)		171,875	146,013
Total Iraq			685,027
IVORY COAST—0.6%
Ivory Coast Government International Bond, 6.63%, 03/22/2048(a)(c)(d)	EUR	444,000	276,433
MALAYSIA—1.7%
Malaysia Government Bond
Series 0411, 4.23%, 06/30/2031(c)	MYR	1,100,000	227,992
3.83%, 07/05/2034(c)		800,000	156,342
3.76%, 05/22/2040(c)		1,000,000	182,581
4.07%, 06/15/2050(c)		1,100,000	201,199
Total Malaysia			768,114
MEXICO—0.6%
Mexican Bonos Series M, 7.75%, 11/13/2042(c)	MXN	7,000,000	284,708
NIGERIA—0.6%
Nigeria Government International Bond
7.14%, 02/23/2030(a)(c)		$200,000	130,500
7.63%, 11/28/2047(a)(c)		200,000	113,200
Total Nigeria			243,700
OMAN—2.7%
Oman Government International Bond, 7.00%, 01/25/2051(a)(c)		1,400,000	1,192,727
PERU—0.7%
Peruvian Government International Bond, 6.90%, 08/12/2037(a)(c)	PEN	1,350,000	290,696

abrdn Global Income Fund, Inc.	17

Portfolio of Investments   (continued)
As of October 31, 2022

Shares or Principal Amount			Value
GOVERNMENT BONDS (continued)
QATAR—1.1%
Qatar Government International Bond, 4.40%, 04/16/2050(a)(c)		$576,000	$ 483,840
RWANDA—0.7%
Rwanda International Government Bond, 5.50%, 08/09/2031(a)(c)		400,000	294,720
SAUDI ARABIA—0.9%
Saudi Government International Bond, 4.38%, 04/16/2029(a)(c)		410,000	391,304
SOUTH KOREA—0.7%
Industrial Bank of Korea, 5.13%, 10/25/2024(c)		300,000	298,401
URUGUAY—1.5%
Uruguay Government International Bond
4.38%, 12/15/2028(c)(d)	UYU	11,148,146	288,641
7.88%, 01/15/2033(c)		$165,000	193,502
7.63%, 03/21/2036(c)(d)		146,000	172,368
Total Uruguay			654,511
UZBEKISTAN—0.4%
Republic of Uzbekistan International Bond, 3.70%, 11/25/2030(a)(c)		252,000	181,441
Total Government Bonds			17,404,057
WARRANTS—0.0%
BRAZIL—0.0%
OAS S.A.(c)(f)(j)(l)(m)		61,465	–
UNITED STATES(k)—0.0%
Delco, Series A(c)(f)(j)(k)(l)(m)		73,666	–
Total Warrants			–
SHORT-TERM INVESTMENT—10.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(n)		4,669,525	4,669,525
Total Short-Term Investment			4,669,525
Total Investments (Cost $74,357,114)(o)—137.8%			60,331,367
Liabilities in Excess of Other Assets—(37.8%)			(16,553,328)
Net Assets—100.0%			$43,778,039

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	Sinkable security.
(e)	Security is in default.
(f)	Illiquid security.
(g)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2022.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Step bond. Rate disclosed is as of October 31, 2022.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(m)	Non-income producing security.
(n)	The rate shown is the 7 day yield as of October 31, 2022.
(o)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro Currency
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
UAH	Ukraine Hryvna
USD	U.S. Dollar
UYU	Uruguayan Peso
VRN	Variable Rate Note
ZAR	South African Rand

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
12/14/2022	UBS AG	AUD	5,105,373	USD	3,516,560	$3,269,900	$(246,660)
Chinese Renminbi/United States Dollar
01/19/2023	UBS AG	CNY	17,905,483	USD	2,466,607	2,463,933	(2,674)
18	abrdn Global Income Fund, Inc.

Portfolio of Investments   (concluded)
As of October 31, 2022

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
11/29/2022	Morgan Stanley & Co.	EUR	70,966	USD	71,483	$ 70,264	$ (1,219)
Singapore Dollar/United States Dollar
12/01/2022	Standard Charter	SGD	3,700,000	USD	2,644,587	2,614,238	(30,349)
South Korean Won/United States Dollar
11/02/2022	Citibank N.A.	KRW	6,953,136,000	USD	5,100,274	4,881,278	(218,996)
01/12/2023	Citibank N.A.	KRW	3,476,568,000	USD	2,451,049	2,441,820	(9,229)
Thai Baht/United States Dollar
11/08/2022	State Street Bank and Trust Company	THB	64,050,000	USD	1,791,367	1,683,627	(107,740)
						$17,425,060	$(616,867)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
12/14/2022	UBS AG	USD	3,308,752	AUD	5,105,373	$ 3,269,901	$ 38,851
United States Dollar/Brazilian Real
11/22/2022	UBS AG	USD	1,726,491	BRL	8,939,000	1,723,408	3,083
United States Dollar/British Pound
11/29/2022	Morgan Stanley & Co.	USD	1,229,837	GBP	1,089,669	1,250,503	(20,666)
United States Dollar/Euro
11/29/2022	Morgan Stanley & Co.	USD	71,364	EUR	70,955	70,253	1,111
11/29/2022	Morgan Stanley & Co.	USD	3,167,193	EUR	3,214,683	3,182,898	(15,705)
01/19/2023	JPMorgan Chase Bank N.A.	USD	415,779	EUR	420,578	418,362	(2,583)
United States Dollar/Indonesian Rupiah
01/19/2023	UBS AG	USD	188,651	IDR	2,964,000,000	189,140	(489)
United States Dollar/Mexican Peso
01/19/2023	Morgan Stanley & Co.	USD	656,390	MXN	13,381,000	666,111	(9,721)
United States Dollar/South Korean Won
11/02/2022	Citibank N.A.	USD	4,890,720	KRW	6,953,136,000	4,881,278	9,442
						$15,651,854	$ 3,323
Unrealized appreciation on forward foreign currency exchange contracts							$ 52,487
Unrealized depreciation on forward foreign currency exchange contracts							$(666,031)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	19

Statement of Assets and Liabilities
As of October 31, 2022

Assets
Investments, at value (cost $69,687,589)	$ 55,661,842
Short-term investments, at value (cost $4,669,525)	4,669,525
Foreign currency, at value (cost $168,541)	143,290
Cash	28,548
Cash at broker for forward foreign currency contracts	320,000
Interest and dividends receivable	1,022,344
Receivable for common shares issued	11,645
Unrealized appreciation on forward foreign currency exchange contracts	52,487
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	168,886
Prepaid expenses in connection with the shelf registration (Note 5)	53,134
Prepaid expenses in connection with revolving credit facility (Note 7)	16,992
Prepaid expenses	11,517
Total assets	62,160,210
Liabilities
Revolving credit facility payable (Note 7)	17,350,000
Unrealized depreciation on forward foreign currency exchange contracts	666,031
Payable for investments purchased	167,049
Interest payable on bank loan	54,624
Cash due to broker for forward foreign currency contracts	40,000
Investment management fees payable (Note 3)	33,665
Administration fees payable (Note 3)	6,474
Investor relations fees payable (Note 3)	2,664
Deferred foreign capital gains tax	295
Other accrued expenses	61,369
Total liabilities	18,382,171

Net Assets	$43,778,039
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 11,003
Paid-in capital in excess of par	66,943,321
Distributable accumulated loss	(23,176,285)
Net Assets	$43,778,039
Net asset value per share based on 11,002,774 shares issued and outstanding	$ 3.98

See Notes to Financial Statements.
20	abrdn Global Income Fund, Inc.

Statement of Operations
For the Year Ended October 31, 2022

Net Investment Income
Investment Income:
Interest and amortization of discount and premium (net of foreign withholding taxes of $24,163)	$ 3,972,286
Total investment income	3,972,286
Expenses:
Investment management fee (Note 3)	444,957
Directors' fees and expenses	213,438
Bank loan fees and expenses	103,131
Independent auditors’ fees and expenses	90,040
Administration fee (Note 3)	85,569
Investor relations fees and expenses (Note 3)	55,472
Reports to shareholders and proxy solicitation	46,437
Transfer agent’s fees and expenses	25,013
Legal fees and expenses	19,192
Insurance expense	13,248
Miscellaneous	30,208
Total operating expenses, excluding interest expense	1,126,705
Interest expense (Note 7)	417,633
Total operating expenses before reimbursed/waived expenses	1,544,338
Less: Investor relations fee waiver (Note 3)	(31,154)
Net expenses	1,513,184

Net Investment Income	2,459,102
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(5,246,287)
Interest rate swaps	1,400,506
Forward foreign currency exchange contracts	(431,675)
Foreign currency transactions	(212,486)
(4,489,942)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $9,275)	(12,054,735)
Interest rate swaps	465,982
Forward foreign currency exchange contracts	(724,642)
Foreign currency translation	(1,570,539)
(13,883,934)
Net realized and unrealized loss from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currencies	(18,373,876)
Net Decrease in Net Assets Resulting from Operations	$(15,914,774)

See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	21

Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 2,459,102	$ 2,690,299
Net realized loss from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency transactions	(4,489,942)	(58,360)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency translation	(13,883,934)	2,172,922
Net increase/(decrease) in net assets resulting from operations	(15,914,774)	4,804,861
Distributions to Shareholders From:
Distributable earnings	(1,030,650)	(1,828,954)
Tax return of capital	(7,146,830)	(5,515,678)
Net decrease in net assets from distributions	(8,177,480)	(7,344,632)
Proceeds from at the market stock offering resulting in the issuance of 2,114,574 and 116,834 shares of common stock, respectively (Note 5)	12,183,264	934,799
Expenses in connection with the at-the-market stock offering (Note 5)	(99,522)	(3,372)
Expenses in connection with the shelf offering (Note 5)	(17,907)	(1,252)
Reinvestment of dividends resulting in the issuance of 25,019 and 15,401 shares of common stock, respectively	138,357	127,348
Change in net assets from capital transactions	12,204,192	1,057,523
Change in net assets	(11,888,062)	(1,482,248)
Net Assets:
Beginning of year	55,666,101	57,148,349
End of year	$43,778,039	$55,666,101

See Notes to Financial Statements.
22	abrdn Global Income Fund, Inc.

Statement of Cash Flows
For the Year Ended October 31, 2022

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(15,914,774)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(26,115,436)
Investments sold and principal repayments	25,195,988
Increase in short-term investments, excluding foreign government	(2,827,691)
Net amortization/accretion of premium (discount)	(8,599)
Increase in receivable for common shares sold	(809)
Increase in cash due to broker for forward foreign currency exchange contracts	30,000
Decrease in interest and dividends receivable	75,063
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	724,642
Increase in prepaid expenses	(62,687)
Increase in interest payable on bank loan	36,593
Decrease in accrued investment management fees payable	(17,542)
Decrease in other accrued expenses	(88,452)
Net change in unrealized depreciation of investments	12,054,735
Net change unrealized depreciation on forward foreign currency translations	1,570,539
Net realized loss on investments transactions	5,246,287
Net cash provided by operating activities	(102,143)
Cash flows from financing activities:
Decrease in due to custodian	(41,532)
Repayment of revolving credit facility	(4,550,000)
Distributions paid to shareholders	(8,177,480)
Proceeds from stock offering	12,183,264
Proceeds from reinvestment of dividends	138,357
Net cash paid (received) for swap contracts	(38,403)
Net cash used in financing activities	(485,794)
Effect of exchange rate on cash	(6,267)
Net change in cash	(594,204)
Unrestricted and restricted cash and foreign currency, beginning of year	1,086,042
Unrestricted and restricted cash and foreign currency, end of year	$ 491,838
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$ 381,040
See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	23

Statement of Cash Flows  (concluded)
For the Year Ended October 31, 2022

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities
	Year Ended October 31, 2022	Year Ended October 31, 2021
Cash	$ 28,548	$ –
Foreign currency, at value	143,290	263,242
Cash at broker for interest rate swaps	–	792,800
Cash at broker for forward foreign currency contracts	320,000	30,000
	$491,838	$1,086,042
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
24	abrdn Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$6.28	$6.55	$7.83	$7.99	$9.17
Net investment income	0.25	0.31	0.32	0.35	0.44
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.92)	0.22	(0.76)	0.33	(0.78)
Total from investment operations applicable to common shareholders	(1.67)	0.53	(0.44)	0.68	(0.34)
Distributions to common shareholders from:
Net investment income	(0.10)	(0.21)	(0.17)	(0.36)	(0.16)
Tax return of capital	(0.74)	(0.63)	(0.67)	(0.48)	(0.68)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	0.21	0.04	–	–	–
Net asset value per common share, end of year	$3.98	$6.28	$6.55	$7.83	$7.99
Market price, end of year	$4.50	$8.35	$6.80	$8.41	$8.22
Total Investment Return Based on(b):
Market price	(37.38%)	36.38%	(8.35%)	13.46%	1.27%
Net asset value	(26.36%)	6.49%	(5.18%)	8.68%	(3.81%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$43,778	$55,666	$57,148	$68,335	$69,693
Average net assets applicable to common shareholders (000 omitted)	$48,635	$58,918	$60,738	$69,229	$76,372
Net operating expenses, net of fee waivers	3.11%	2.62%	2.89%	3.45%	3.03%
Net operating expenses, excluding fee waivers	3.18%	2.66%	2.93%	3.46%	3.06%
Net operating expenses, excluding interest expense, net of fee waivers	2.25%	2.19%	2.11%	2.04%	1.89%
Net Investment income	5.06%	4.57%	4.63%	4.47%	5.04%
Portfolio turnover	39%	44%	75%	59%	45%
Revolving credit facility outstanding (000 omitted)	$17,350	$21,900	$20,300	$29,300	$28,600
Asset coverage ratio on revolving credit facility at year end	352%	354%	382%	333%	344%
Asset coverage per $1,000 on revolving credit facility at year end(c)	$3,523	$3,542	$3,815	$3,332	$3,437

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Global Income Fund, Inc.	25

Notes to Financial Statements
October 31, 2022

1.  Organization
abrdn Global Income Fund, Inc. (formerly, Aberdeen Global Income Fund, Inc.)  (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board upon 60 days prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2022, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States. New Zealand was added to the FTSE World Government Bond Index in November 2022. “Investment Grade Developing Markets” are those countries and/or regions whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings ("S&P") or comparably rated by another appropriate nationally or internationally recognized ratings agency. As of October 31, 2022, “Investment Grade Developing Markets” are comprised of the following countries and/or regions: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") designated abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited) (“abrdn Asia” or the “Investment Manager”) or  as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in

26	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2022

active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional
U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
abrdn Global Income Fund, Inc.	27

Notes to Financial Statements  (continued)
October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund's investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Corporate Bonds	$ –	$ 38,257,785	$–	$ 38,257,785
Government Bonds	–	17,404,057	–	17,404,057
Warrants	–	–	–	–
Short-Term Investment	4,669,525	–	–	4,669,525
Total Investments	$4,669,525	$55,661,842	$–	$ 60,331,367
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ 52,487	$–	$ 52,487
Total Assets	$4,669,525	$55,714,329	$–	$60,383,854
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ (666,031)	$–	$ (666,031)
Total Liabilities	$ –	$ (666,031)	$–	$ (666,031)
Amounts listed as “–” are $0 or round to $0.
During the fiscal year ended October 31, 2022, there have been no transfers between levels and no significant changes to the fair valuation methodologies. The Fund held no Level 3 investments during the fiscal year ended October 31, 2022 and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2022 is not presented. The valuation technique used at October 31, 2022 was fair valuation at zero pursuant to procedures approved by the Fund’s Board of Directors.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s

28	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2022

investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company's discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or use as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. During the fiscal year ended October 31, 2022, the Fund used forward contracts to hedge its currency exposure.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the

abrdn Global Income Fund, Inc.	29

Notes to Financial Statements  (continued)
October 31, 2022

contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.
Interest Rate Swaps
The Fund may use interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2022.
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 52,487	$–	$–	$–	$ 52,487
Total	$–	$ 52,487	$–	$–	$–	$ 52,487
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 666,031	$–	$–	$–	$ 666,031
Total	$–	$666,031	$–	$–	$–	$666,031
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
30	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2022

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Citibank N.A.	$9,442	$(9,442)	$–	$–	$228,225	$(9,442)	$(210,000)	$8,783
JPMorgan Chase Bank N.A.	–	–	–	–	2,583	–	–	2,583
Morgan Stanley & Co.	1,111	(1,111)	–	–	47,311	(1,111)	–	46,200
Standard Charter	–	–	–	–	30,349	–	–	30,349
State Street Bank and Trust Company	–	–	–	–	107,740	–	–	107,740
UBS AG	41,934	(41,934)	–	–	249,823	(41,934)	(110,000)	97,889
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$ –	$ (431,675)	$–	$–	$–	$ (431,675)
Swap Contracts	1,400,506	–	–	–	–	1,400,506
Total	$1,400,506	$(431,675)	$–	$–	$–	$ 968,831
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$ –	$ (724,642)	$–	$–	$–	$ (724,642)
Swap Contracts	465,982	–	–	–	–	465,982
Total	$ 465,982	$(724,642)	$–	$–	$–	$ (258,660)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2022. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2022.
Derivative	Average Notional Value
Swap Contracts at Notional Amount	$22,300,000
Foreign Currency Contracts Purchased	$ 18,231,139
Foreign Currency Contracts Sold	$ 8,688,424

abrdn Global Income Fund, Inc.	31

Notes to Financial Statements  (continued)
October 31, 2022

f.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
g.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
h.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
i.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any,  is reported on the Statement of Assets and Liabilities.
k.  Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency

32	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2022

transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.
l.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.
3.  Agreements and Transactions with Affiliates
Investment Manager, Investment Sub-Adviser and Fund Administrator:
abrdn Asia Limited serves as the Investment Manager to the Fund, pursuant to a management agreement (the “Management Agreement”). abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (the "Sub-Adviser") serves as the sub-adviser, pursuant to a sub-advisory agreement. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of abrdn plc, formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.
The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.
For the fiscal year ended October 31, 2022, the Fund paid the Adviser $444,957.
abrdn, Inc. (formerly known as Aberdeen Standard Investments, Inc.), an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which abrdn, Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2022, abrdn, Inc. earned $85,569 from the Fund for administration services.
Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn, Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn, Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn, Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn, Inc. (or third parties hired by abrdn, Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended October 31, 2022, the Fund incurred investor relations fees of approximately $55,472. For the fiscal year ended October 31, 2022, abrdn, Inc. bore $(31,154) of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.

abrdn Global Income Fund, Inc.	33

Notes to Financial Statements  (continued)
October 31, 2022

4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2022, were $24,961,651 and $24,383,307, respectively.
5.  Capital
The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2022, the Fund reinvested 25,019 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2022, there were 11,002,774 shares of common stock issued and outstanding.
On September 23, 2021, the Fund entered into an underwriting sales agreement with Jones Trading Institutional Services LLC (“Jones”), pursuant to which the Fund may offer and sell up to $35,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time, through Jones as its agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Offering”). During the fiscal year ended October 31, 2022, 2,114,574 shares of common stock were sold under this agreement for $12,183,239 (net of commissions to Jones of $123,065).
Offering costs associated with Fund’s shelf registration statement initially effective with the SEC on July 2, 2021 are approximately $72,292 of which $19,159 were charged to paid-in-capital upon the issuance of associated shares. The Fund’s ATM Offering, through Jones, was made under this shelf registration statement and the associated offering costs are approximately $271,781 of which $102,894 were charged to paid-in-capital upon the issuance of associated shares.
Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.
6.  Open Market Repurchase Policy
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the fiscal year ended October 31, 2022, the Fund did not repurchase any shares through this program.
7.  Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and was last amended on September 21, 2021. The Fund's outstanding balance on October 31, 2021 was $21,900,000. During the fiscal year, the Fund paid down a net amount of $4,550,000 on the facility. As of October 31, 2022, the balance of the loan outstanding was $17,350,000. For the fiscal year ended October 31, 2022 the average interest rate on the loan facility was 2.16% and the average balance was $19,759,863. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.
The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could

34	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2022

involve penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2022, the Fund incurred fees of approximately $103,131.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the
Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancelation of the loan facility.
The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2022.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 27, 2023	4.29	$17,350,000	$17,264,617
8.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
c.  Emerging Markets Risk:
The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).
d.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

abrdn Global Income Fund, Inc.	35

Notes to Financial Statements  (continued)
October 31, 2022

e.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
f.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
g.  LIBOR Risk:
The Fund is subject to the risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.
h.  Risk Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
i.  Russia/Ukraine Risk
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

36	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (concluded)
October 31, 2022

10.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of October 31, 2022, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$74,749,790	$566,265	$(15,019,791)	$(14,453,526)
The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 was as follows:
	October 31, 2022	October 31, 2021
Distributions paid from:
Ordinary Income	$1,030,650	$ 1,828,954
Return of Capital	7,146,830	5,515,678
Total tax character of distributions	$8,177,480	$7,344,632
As of October 31, 2022, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$ -
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$ -
Capital loss carryforward	$ (8,821,209)*
Other currency gains	—
Other Temporary Differences	98,450
Unrealized Appreciation/(Depreciation)	(14,453,526)**
Total accumulated earnings/(losses) – net	$(23,176,285)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2022, the Fund had a net capital loss carryforward of $(8,821,209) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$ 685,740	Unlimited (Short-Term)
8,135,469	Unlimited (Long-Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of wash sales and the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2022, other than as noted below.
On November 9, 2022 and December 9, 2022, the Fund announced that it will pay on November 30, 2022 and January 11, 2023, a distribution of US $0.07 per share to all shareholders of record as of November 22, 2022 and December 30, 2022, respectively.

abrdn Global Income Fund, Inc.	37

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
abrdn Global Income Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Global Income Fund, Inc. (formerly, Aberdeen Global Income Fund, Inc.) (the Fund), including the portfolio of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 29, 2022
38	abrdn Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions  (Unaudited)

In early 2023, the Fund will notify applicable shareholders of final amounts for use in preparing 2022 U.S. federal income tax forms.
abrdn Global Income Fund, Inc.	39

Supplemental Information (Unaudited)

Board of Directors’ Consideration of Management and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Directors (the “Board”) of abrdn Global Income Fund, Inc. (“FCO” or the “Fund”) held on June 15, 2022, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with abrdn Asia Limited (the “Investment Manager”) and the investment sub-advisory agreement among the Fund, the Investment Manager and abrdn Investments Limited (formerly, "Aberdeen Asset Managers Limited") (the “Sub-Adviser”). In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 8, 2022 (together with the in-person Quarterly Meeting held on June 15, 2022, the “Meetings”) to review the materials provided and the relevant legal considerations. The Investment Manager and the Sub-Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Sub-Adviser is an affiliate of the Investment Manager.
In connection with their consideration of whether to approve the continuation of the Fund’s Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iv) information about the profitability of the Advisory Agreements to the Advisers; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the procedures employed to value the Fund’s assets; (iii) the Advisers’ investment personnel and operations; (iv) the Advisers’ financial results and financial condition; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Advisers.
The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.
In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.
Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).
In addition, the Board received and reviewed information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable abrdn-managed funds and segregated accounts. The Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally, the Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.
The Board also considered the Advisers’ performance generally, the historical responsiveness of the Investment Manager to Director concerns about performance, and the willingness of the Advisers to take steps intended to improve performance.
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Supplemental Information (Unaudited)  (concluded)

Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Sub-Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.
The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.
The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and the Advisers. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management fee schedule provides breakpoints at higher asset levels.
The Directors also considered other factors, which included but were not limited to the following:
•	so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
•	whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•	the nature, quality, cost and extent of administrative services provided by abrdn Inc., an affiliate of the Investment Manager, under a separate agreement covering administrative services.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders.
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Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
The Fund is managed by abrdn’s Asia-Pacific fixed income team, which also draws on the expertise of abrdn's fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.
Effective June 23, 2022, Erlend Lochen ceased serving as one of the portfolio managers having primary responsibility for the day-to-day management of the Fund’s portfolio. Effective August 4, 2022, Paul Lukaszewski ceased serving as one of the portfolio managers having primary responsibility for the day-to-day management of the Fund’s portfolio. As of October 31, 2022, the members of the team that are primarily responsible for the day-to-day management of the Fund's portfolio are Kenneth Akintewe,  Adam McCabe and Max Wolman.
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives may not be changed without the approval of the holders of a majority of the outstanding voting securities.
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. If the Fund changes its 80% policy, it will notify shareholders at least 60 days before the change and the name of the Fund may need to be changed.
Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as "junk bonds"). Below investment grade securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due.
The following will be deemed to be "issuers in" a particular market:
•	governmental entities of the particular country;
•	banks, companies and other entities which are located in the particular country;
•	banks, companies and other entities which are organized under the laws of the particular country;
•	banks, companies and other entities for which the principal securities trading market is in the particular country;
•	entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and
•	wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country.
The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is deemed to be an "issuer in" a particular market.
"Developed Markets" are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2022, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States. New Zealand was added to the FTSE World Government Bond Index in November 2022.
"Investment Grade Developing Markets" are those countries and /or regions whose sovereign debt is rated not less than Baa3 by Moody's Investor Services ("Moody's") or BBB- by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency. As of October 31, 2022, "Investment Grade Developing Markets" are comprised of the following countries and/or

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Additional Information Regarding the Fund (Unaudited)   (continued)

regions: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay.
"Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as "Developing Markets"). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.
While the credit quality of a market is reviewed at the time of the Fund's investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.
The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund's total assets; provided, however, that no more than 40% may be invested in issuers in the U.S. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.
The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund's total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.
Up to 75% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Up to 10% of the Fund's investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody's, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Before purchasing an unrated security, the Investment Manager or Sub-Adviser analyzes the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody's and S&P), the Investment Manager or Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund's investments is evaluated at the time of investment, the credit quality of the Fund's portfolio may be reviewed from time to time and adjusted accordingly.
The Investment Manager and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody's and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.
Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.
Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund holds such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.
The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund generally will

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Additional Information Regarding the Fund (Unaudited)   (continued)

not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.
Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.
The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).
The Fund may not acquire securities issued by an acquired company:
•	if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;
•	if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or
•	if the aggregate value of such securities, together with all other acquired company securities in the Fund's portfolio, would exceed 10% of the value of the total assets of the Fund.
In response to adverse market, political or economic conditions, or in other circumstances when warranted in the Investment Manager's judgment, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody's or AA or A-2 by S&P at the time of purchase for temporary defensive purposes. The Fund also may invest in these instruments on a temporary basis to meet liquidity or distribution requirements. To the extent the Fund invests in these securities, it may not achieve its investment objectives. The yield on these securities may be lower than the yields on lower rated debt securities Although Prime-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.
As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation stated in the Fund's SAI must be reduced to meet such limitation within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.
Unless otherwise indicated, the investment policies described above are not "fundamental" and may be changed by the Fund at any time.
INVESTMENT SECURITIES
The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.
Debt Securities
Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.
Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.
U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific security. Such securities are also affected by movements in U.S. interest rates.

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External Debt. The Fund may invest in external debt obligations, which are often longer-maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. External debt is typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semi-annual interest payments in the currency in which the bond is issued.
Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the International Monetary Fund, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.
Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.
U.S. Securities
Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.
Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S& P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term obligations).
Bank Loans
The Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.
Asset-Backed Securities
Asset-backed securities are a form of structured debt obligation. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought

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Additional Information Regarding the Fund (Unaudited)   (continued)

into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for asset-backed securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Derivatives
With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.
Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.
The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors – Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international rating agency. Up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.
The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund's bank loan.
In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund's liability with respect to its bank loan. See "Investment Securities – Derivatives – Swaps" and "Risk Factors – Derivatives."
Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.
Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those

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changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").
Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.
Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.
The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA with respect of the Fund.
Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.
Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Advisers determine that it is consistent with the Fund's investment objectives and policies.
Private Placements
Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the

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Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.
Other Investment Companies
Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other investment companies that invest primarily in fixed-income securities. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.
Repurchase and Securities Lending Agreements
The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.
The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.
Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.
Firm Commitment Agreements and When-Issued Securities
The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.
RISK FACTORS
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment vehicle and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment vehicle program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives. The value of an investment in the Fund's common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's common shares you should consider carefully the following principal risks of investing in the Fund.
Management Risk
The Fund's ability to achieve its investment objectives is directly related to the Advisers' investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Advisers and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Advisers do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the

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personnel of the Advisers will continue to be associated with the Advisers for any length of time. The loss of the services of one or more key employees of the Advisers could have an adverse impact on the Fund's ability to realize its investment objectives.
Investment and Capital Market Risk
An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.
The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Credit Risk
Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.
Interest Rate and Pre-Payment Risk
Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's common shares.
Pre-payment risk refers to the risk that a debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Pre-payment rates usually increase when interest rates are falling.
Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the
United States without registration with the SEC pursuant to Regulation S ("Regulation S Securities"). Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable

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if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value NAV due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.
Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.
Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves a high degree of risk and special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers. Compared to the

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United States and other developed countries, emerging market countries may have relatively unstable governments, economies which may be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets and therefore issuers of such emerging markets may be more affected by the performance of such industries or sectors. Emerging market economies may be based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile (particularly during market closures due to local market holidays or other reasons) and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
The economies of individual developing and emerging market countries may differ favourably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.
Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.
Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.
Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the

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likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.
Foreign Currency Risk
The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although much of the Fund's income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.
The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
Sovereign Debt Obligations Risk
Investments in Developing Market countries' government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.
Government obligors in Developing Market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their

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issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Investments in Developing Market countries' government debt securities involve currency risk. See "Foreign Currency Risk" above.
Corporate Debt Risk
The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.
Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
High-Yield Bonds and Other Lower-Rated Securities Risk
The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund's investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.
Leverage Risk
The Fund generally seeks to enhance its total returns through the use of leverage. The Fund currently has a bank loan to finance investments as a form of leverage.
The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund's common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund's common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund's common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund's net asset value, and expenses related to leverage can reduce the Fund's income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund's directors.
As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving Credit Agreement with The Bank of Nova Scotia to borrow up to $40 million. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager or Sub-Adviser

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from fully managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $25 million. Such restrictions shall apply only so long as the Credit Agreement remains in effect.
Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.
The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common stockholders or its ability to achieve its investment objectives.
Successful use of a leveraging strategy may depend on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.
Liquidity Risk
While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.
Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.
In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.
The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.
Bank Loan Risk
Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

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There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.
Convertible Securities Risk
The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.
Asset-Backed Securities Risk
Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.
Derivatives Risk
Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.
The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses, which can be increased if derivatives are used to obtain leverage. In addition, risks in the use of derivatives include:
•	or currency exchange rates being hedged or replicated;
•	the possible absence of a liquid secondary market for any particular derivatives contract at any time and the need to continue making margin and settlement payments thereunder;
•	the potential loss if the counterparty to the transaction does not perform as promised;
•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;
•	the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;
•	because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and
•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.
Derivatives also may create operational and legal risks for the Fund. There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet completely known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if

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an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to its leverage.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, the fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Hedging Strategy Risk
Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.
There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.
The Advisers are under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Advisers monitor the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
LIBOR Risk
Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other

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financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, for US dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of US dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. An extension to 2023 would mean that many legacy US dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of US dollar LIBOR through June 30, 2023, no new contracts using US dollar LIBOR should be entered into after December 31, 2021. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date.
Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.
It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR (“LIBOR-linked securities”). Many, but not all, LIBOR-linked securities have provisions that will change their interest rate basis upon the occurrence of certain benchmark transitions events. If the calculation agent (or other party in certain cases) for such a security determines that a benchmark transition event and its related benchmark replacement date have occurred with respect to LIBOR for particular LIBOR-linked securities, then a benchmark replacement may be selected by the calculation agent (or other party) in accordance with the benchmark transition provisions of the relevant securities.
The selection of a benchmark replacement, and any decisions, determinations or elections made by the calculation agent (or other party) in connection with implementing a benchmark replacement with respect to LIBOR-linked securities in accordance with the relevant benchmark transition provisions could result in adverse consequences to the interest rate, which could adversely affect the return on, value of and market for LIBOR-linked securities held by the Funds. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to LIBOR, or that any benchmark replacement will produce the economic equivalent of LIBOR. In addition, these announcements and any additional regulatory or market changes, or any substitute reference rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such reference rates due to favorable liquidity or pricing.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.  In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
COVID-19 Risk. Economies and financial markets around the world, including the United States, have experienced increased volatility, losses, uncertainty and disruption to consumer demand, economic

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output and supply chains as a result of conditions associated with COVID-19. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks of the Fund and may adversely affect the value and liquidity of the Fund’s investments.
The ultimate adverse impact of COVID-19 on economic and market conditions and on the Fund is difficult to accurately predict. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
In addition, the United Kingdom left the European Union on January 31, 2020 ("Brexit"). The European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the "TCA"), which came into full force on May 1, 2021. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund's investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund's business, results of operations and financial condition. In addition, the risk that abrdn plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for abrdn plc and its subsidiaries, including those providing services to the Fund; however, abrdn plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to manage any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assure that the Fund will not be adversely impacted despite preparations.
Government Intervention in Financial Markets Risk
Instability in the financial markets has led the U.S. federal and state governments and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. The withdrawal of U.S. government and foreign government support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The current market environment could make identifying investment risks and opportunities especially difficult for the Investment Manager.
Additionally, issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

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In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. New or revised laws or regulations may be imposed by the Security and Exchange Commission (“SEC”), the CFTC, the Internal Revenue Services (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund’s performance. The Fund may also be adversely impacted by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.
Cybersecurity Risk
The Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisers and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.
Net Asset Value Discount
Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
Distribution Rate
It is the Fund's current policy to pay distributions on a monthly basis. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objectives.
Non-Diversification Risk
The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers or may invest a larger proportion of its assets in a single issuer than a diversified fund, and, as a result, would be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.
Conflicts of Interest Risk
The Advisers’ advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Advisers will benefit from an increase in the Fund's net assets resulting from an offering.
Additionally, the portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

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In some cases, another account managed by the same portfolio manager may compensate the Advisers based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Advisers that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Advisers has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Advisers may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Advisers of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Advisers' proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Advisers have adopted various policies to mitigate these conflicts.
Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Advisers and their affiliates for other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) regulatory restrictions on transaction with affiliates.
The Advisers and their respective principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund's behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Advisers that are the same as, different from or made at a different time from positions taken for the Fund. Further, the Advisers may at some time in the future manage additional investment funds with the same investment objectives as the Fund.
Anti-Takeover Charter Provisions
The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management. Also, charter provisions subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.
Repurchase Agreement Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.
Securities Lending Risk
In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.
Tax Risk
The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used herein means the

60	abrdn Global Income Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation below must be reduced to meet such limitation within the period required by the 1940 Act (currently three days).
The Fund will not:
1. Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles of Amendment and Restatement.
2. Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time
3. "Concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund's investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).
4. Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.
5. Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).
6. (i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies).
For the purposes of determining compliance with the Fund's policy on concentrating in any one industry or group of industries, the Fund will endeavor to consider the concentration policy of underlying investment companies in which the Fund is invested.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of October 31, 2022 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return of shareholder	(15.7%)	(8.7%)	(1.7%)	5.3%	12.3%
Based on estimated indebtedness of $17,350,000 (representing approximately 28.38% of the Fund's Managed Assets as of October 31, 2022), and an annual interest rate of 4.29% (effective interest rate as of October 31, 2022), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 1.22% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying

abrdn Global Income Fund, Inc.	61

Additional Information Regarding the Fund (Unaudited)   (concluded)

dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

62	abrdn Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Global Income Fund, Inc.	63

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

64	abrdn Global Income Fund, Inc.

Management of the Fund  (Unaudited)
As of October 31, 2022

The names, years of birth and business addresses of the Directors and officers of the Fund as of October 31, 2022, their principal occupations during the past five years, the number of portfolios each Director oversees and other directorships they hold are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
Interested Directors
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Director	Term as Director expires 2024; Director since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	28	None.
Independent Directors
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Class III Director	Term expires 2025; Director since 2021	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	23	None.
abrdn Global Income Fund, Inc.	65

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director**
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2023; Director since 2005	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	28	None.
William J. Potter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2024; Director since 1992	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, director and chairman of Arrow Robotics Ltd (technology) since 2018, and advisory board member of Nuvve Holding Corporation (technology) since 2020. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.	3	None.
Moritz Sell c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2023; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell served as Senior Advisor to Markston International LLC, an Independent Investment manager (from 2014 through 2019).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

*	As of October 31, 2022, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios). For the purposes of listing the number of funds in the Fund Complex overseen by each Board member, each portfolio of abrdn Funds and abrdn ETFs is counted individually.
**	Current directorships (excluding Fund Complex) as of October 31, 2022 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with the Investment Manager.

66	abrdn Global Income Fund, Inc.

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Kenneth Akintewe** c\o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at abrdn. Mr. Akintewe joined abrdn in 2002.
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President –Compliance	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Mark Baker** c\o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	Vice President	Since 2019	Currently, Head of Fixed Income – Hong Kong on the Asian Fixed Income Team at abrdn. Mr. Baker joined abrdn in 2012.
Chris Demetriou** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2009	Currently, Senior Product Manager for abrdn Inc. Prior to that she was a Senior Fund Administration Manager for abrdn Inc. Ms. Ferrari joined the company in June 2008.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2021	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Director, Senior Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
abrdn Global Income Fund, Inc.	67

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2021	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2021	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2021	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Adam McCabe** c\o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Fixed Income – Asia Pacific at abrdn. Mr. McCabe joined abrdn in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Andrea Melia** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Senior Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities at abrdn and a Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Directors.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
68	abrdn Global Income Fund, Inc.

Additional Information  (unaudited)

Summary of Fund Expenses
The purpose of the following table and the example below is to help you understand the fees and expenses that holders of Common Shares (“Common Shareholders”) would bear directly or indirectly. The table and example below are based on the Fund’s capital structure as of October 31, 2022.  The expenses shown in the table under “Other expenses,” “Interest expenses on bank borrowings” and “Total annual expenses” are based on the Fund’s annual report dated October 31, 2022.  As of October 31, 2022, the Fund had $17,350,000 of leverage outstanding through bank borrowings which represented 28.4% of the Managed Assets as of October 31, 2022. The table reflects Fund expenses as a percentage of net assets attributable to Common Shares.  The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.
Common Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	1.50%
Offering expenses (as a percentage of offering price)(2)	1.32%
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)(3)
Fee for Open Market Purchases of Common Shares	$0.02 (per share)
Fee for Optional Shares Purchases	$5.00 (max)
Sales of Shares Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max)
Total Transaction Expenses (as a percentage offering price)(1)	2.82%

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	0.91%
Interest expenses on bank borrowings(5)	0.77%
Other expenses	1.34%
Total annual expenses	3.02%
(1) Represents the estimated commission with respect to the Common Shares being sold in the Offering. JonesTrading will be entitled to compensation of 1.00% to 3.00% of the gross proceeds of the sale of any Common Shares under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and JonesTrading from time to time. The Fund has assumed that JonesTrading will receive a commission of 1.50% of the gross sale proceeds of the Common Shares sold in the Offering. This is the only sales load to be paid in connection with the Offering.
(2) Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.
(3) Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. The Plan Agent’s (as defined under “Dividend Reinvestment and Optional Cash Purchase Plan” in the Fund’s Prospectus) fees for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan agent is required to pay. For more details about the Plan, see “Dividend Reinvestment and Optional Cash Purchase Plan” in the Fund’s Prospectus.
(4) The Investment Manager receives a monthly fee at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (5). To derive the annual advisory fee as a percentage of the Fund’s net assets (which are the Fund’s total assets less all of the Fund’s liabilities), the Fund’s average Managed Assets for the year ended October 31, 2022 (which includes the use of leverage discussed in note (5)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period.
abrdn Global Income Fund, Inc.	69

Additional Information  (unaudited)  (continued)

(5) The percentage in the table is based on total borrowings of $17,350,000 (the balance outstanding under the Fund’s credit facility as of October 31, 2022), representing approximately 28.4% of the Fund’s Managed Assets and an average interest rate during the year ended October 31, 2022 of 2.16%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest expense on bank borrowings” in the table above reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of October 31, 2022, based on interest rates in effect as of October 31, 2022. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets.
Example
The following examples illustrate the expenses you would pay on a $1,000 investment in common shares assuming that (i) all dividends and other distributions are reinvested at NAV (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) a 5% annual portfolio total return.(1)
The following example does not include the sales load:
1 Year	3 Years	5 Years	10 Years
$ 31	$ 93	$ 159	$ 334
The following example assumes a transaction fee of 2.82%, as a percentage of the offering price, as if it were borne solely by you, as purchaser(2):
1 Year	3 Years	5 Years	10 Years
$ 58	$ 119	$ 182	$ 353
(1) The examples above should not be considered representations of future expenses. Actual expenses may be higher or lower than those shown. The examples assume that all dividends and distributions are reinvested at net asset value. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreements” in the Fund’s Prospectus.
(2) Notwithstanding this assumption, in actuality, these fees will be indirectly borne by all holders of Common Shares
Senior Securities
The following table sets forth information about the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years.  The Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. The information in this table for the fiscal years ended 2022, 2021, 2020, 2019 and 2018 has been audited by KPMG LLP, independent registered public accounting firm. The Fund’s audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage Per $1,000 of Principal Amount
October 31, 2022	Senior Securities	$ 17,350,000	$ 3,523
October 31, 2021	Senior Securities	$ 21,900,000	$ 3,542
October 31, 2020	Senior Securities	$ 20,300,000	$ 3,815
October 31, 2019	Senior Securities	$ 29,300,000	$ 3,332
October 31, 2018	Senior Securities	$ 28,600,000	$ 3,437
October 31, 2017	Senior Securities	$ 31,500,000	$ 3,540
October 31, 2016	Senior Securities	$ 31,500,000	$ 3,559
October 31, 2015	Senior Securities	$ 31,500,000	$ 3,633
October 31, 2014	Senior Securities	$ 40,000,000	$ 3,641
October 31, 2013	Senior Securities	$ 40,000,000	$ 3,880
70	abrdn Global Income Fund, Inc.

Additional Information  (unaudited)  (concluded)

Net Asset Value and Market Price Information
Net Asset Value
The Fund’s currently outstanding Common Shares, and the Common Shares offered pursuant to the Prospectus Supplement and the accompanying Prospectus are listed on the NYSE American. The Common Shares commenced trading on the New York Stock Exchange (“NYSE”) on February 28, 1992. Effective November 4, 2002, the Fund transferred the listing of its Common Shares from the NYSE to the NYSE American (formerly, American Stock Exchange).
The Common Shares have traded both at a premium and at a discount to the Fund’s NAV per Common Share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the Offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares.
As of November 30, 2022, 11,270,135 Common Shares were outstanding. The last reported sales price, NAV per Common Share and percentage premium to NAV per Common Share on November 30, 2022 was $4.53, $4.20 and 7.86%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.
Market Price Information
The Fund’s Common Shares are publicly held and are listed and traded on the NYSE American (trading symbol “FCO”). The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE American per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE American.
	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
October 31, 2022	$5.35	$4.30	$4.59	$3.88	18.63%	8.04%
July 31, 2022	$5.90	$4.95	$4.92	$4.23	21.62%	14.58%
April 30, 2022	$7.35	$5.55	$5.90	$4.91	25.64%	9.90%
January 31, 2022	$8.44	$6.78	$6.30	$5.84	34.82%	11.15%
October 31, 2021	$9.71	$7.70	$6.61	$6.28	48.50%	21.80%
July 31, 2021	$9.33	$8.36	$6.82	$6.53	42.90%	23.50%
April 30, 2021	$8.79	$7.98	$7.04	$6.67	29.26%	14.16%
January 31, 2021	$8.10	$7.45	$7.10	$6.55	14.08%	8.13%
October 31, 2020	$7.60	$6.31	$6.81	$6.53	12.02%	3.37%
July 31, 2020	$6.85	$5.52	$6.71	$6.08	2.24%	(10.76)%
April 30, 2020	$8.38	$4.53	$7.94	$5.42	5.54%	(16.42)%
January 31, 2020	$8.48	$7.78	$7.99	$7.70	7.61%	0.39%
(1)          Source: Bloomberg L.P.
(2)          Data presented are with respect to a short period of time and are not indicative of future performance.
On November 30, 2022, the Fund’s NAV was $4.20 and the last reported sale price of a Common Share on the NYSE was $4.53, representing a premium to NAV of 7.86%.
abrdn Global Income Fund, Inc.	71

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Corporate Information

Directors
P. Gerald Malone, Chairman
Radhika Ajmera
Stephen Bird
William J. Potter
Moritz Sell
Investment Manager
abrdn Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Investment Sub-Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Co.
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Income Fund, Inc. are traded on the NYSE American under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.abrdnfco.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

FCO-ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2022, abrdn Global Income Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Moritz Sell, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sell as the Audit Committee’s financial expert. Mr. Sell is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2022	$125,780	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2021	$81,656	$50,000	$7,980	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$1,108,929	$1,108,929
October 31, 2021	$7,980	$0	$1,547,556	$1,555,536

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2022, the Audit Committee members were:

Radhika Ajmera

P. Gerald Malone

William J. Potter

Moritz Sell

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asia-Pacific fixed income team which also draws on the expertise of abrdn’s fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Kenneth Akintewe Head of Asian Sovereign Debt	Kenneth Akintewe is the Head of Asian Sovereign Debt on the Asia-Pacific fixed income team. Kenneth is responsible for coordinating Asian interest rate and foreign exchange strategy. He is also a Vice President and Officer for the abrdn Asia-Pacific Income Fund, abrdn Global Income Fund and abrdn Asia-Pacific Income Investment Company Limited. Following a graduate traineeship in 2002 with the Global Equities team in Glasgow, Kenneth joined the Global Fixed Income team in London in 2003. In his role as assistant fund manager he transferred to abrdn's Singapore office in 2004, in order to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asia-Pacific fixed income team in 2005 to focus on Asian local currency interest rate and foreign exchange strategy. Kenneth graduated with an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.
Adam McCabe Head of Fixed Income Asia Pacific	Adam McCabe is the Head of Fixed Income - Asia Pacific at abrdn. Adam joined abrdn via the acquisition of certain asset management businesses from Credit Suisse in 2009. Adam worked for Credit Suisse since 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Before that, he was a member of Credit Suisse's Australian fixed income team, where he was responsible for interest rate and currency strategies. Adam was also Head of Fixed Income for Woori Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes. Adam graduated with a BComm (First Class Honours and University Medal) from the University of Sydney, Australia and a Diploma in Global Finance from the Chinese University of Hong Kong.
Max Wolman Investment Director – Fixed Income – Emerging Markets Debt	Max Wolman is an Investment Director on the Emerging Markets Debt team at abrdn. Max joined abrdn in 2001, from Liontrust Asset Management, initially covering FX dealing at abrdn. In 2003 he joined the Emerging Markets Debt team bringing his knowledge of currencies to help analyze local emerging markets. He has since covered emerging market corporates and helped launch abrdn’s emerging markets corporate strategy, offering a top down view when investing in the asset class. He graduated with a BA (Hons) in Hospitality Business Management from Leeds Metropolitan University and he has a Graduate Diploma in Finance from the University of London. He is a CFA charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2022.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe[1]	Registered Investment Companies	6	$1,431.72	0	$0
	Pooled Investment Vehicles	41	$4,733.25	0	$0
	Other Accounts	34	$9,631.29	0	$0
Adam McCabe[1]	Registered Investment Companies	6	$1,431.72	0	$0
	Pooled Investment Vehicles	41	$4,733.25	0	$0
	Other Accounts	34	$9,631.29	0	$0
Max Wolman[1]	Registered Investment Companies	6	$1,431.72	0	$0
	Pooled Investment Vehicles	41	$4,733.25	0	$0
	Other Accounts	34	$9,631.29	0	$0

1 Includes accounts managed by the Global Emerging Markets Debt, Asian Fixed Income and Australian Fixed Income teams, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2022
Kenneth Akintewe	None
Adam McCabe	None
Max Wolman	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: January 9, 2023

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Global Income Fund, Inc.

Date: January 9, 2023